                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                           _________________________

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): July 15, 1997

                HOME IMPROVEMENT & HOME EQUITY LOAN TRUST 1997-A
                ------------------------------------------------
             (Exact name of registrant as specified in its charter)

        Minnesota                   33-55853             Applied for
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(State or other jurisdiction      (Commission           (IRS employer
      of incorporation)           file numbers)       identification no.)

 1100 Landmark Towers, 345 St. Peter Street, Saint Paul, Minnesota  55102-1639
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  (Address of principal executive offices)                       (Zip code)

      Registrant's telephone number, including area code: (612) 293-3400
                                                          --------------

                                 Not Applicable
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        (Former name or former address, if changed since last report.)

Item 5.  Other Events.
         -------------

         Pursuant to the Pooling and Servicing Agreement between Green Tree Financial Corporation (the "Servicer") and First Trust (N.A.) (the "Trustee"), on July 15, 1997, the Trustee made distributions to the holders of the certificates representing interests in the Trust (the "Certificateholders") and delivered to the Certificateholders the Monthly Report required by Section 6.05 of the Pooling and Servicing Agreement attached hereto as Exhibit 99.1.

Item 7.  Financial Statements and Exhibits
         ---------------------------------
         (c)  Exhibits.

              The following is filed herewith. The exhibit number corresponds with Item 601(b) of Regulation S-K.

              Exhibit No.   Description
              -----------   -----------
                 99.1       Monthly Report delivered to
                            Certificateholders on
                            July 15, 1997.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 15, 1997


                                    HOME IMPROVEMENT & HOME EQUITY LOAN
                                    TRUST 1997-A

                                    By: GREEN TREE FINANCIAL CORPORATION
                                         as Servicer with respect to the Trust

                                    By: /s/ Phyllis A. Knight
                                        ----------------------------------
                                        Phyllis A. Knight
                                        Vice President and Treasurer

                             INDEX TO EXHIBITS


Exhibit
Number                                                        Page
-------                                                       ----
 99.1      Monthly Report delivered to Certificateholders       5
           on July 15, 1997.
